Short-term borrowings	12 Months Ended
Dec. 31, 2022
Short-term borrowings
Short-term borrowings

15. Short-term borrowings

In 2021, two PRC subsidiaries obtained a loan facility of credit line of RMB240.0 million with a fixed annual interest rate, issued by East West Bank (China) Limited and secured by short-term time deposits. On June 27, 2022, three PRC subsidiaries reached a supplementary agreement with East West Bank (China) Limited, the term for the loan facility of credit line of RMB300.0 million was extended to June 27, 2024 and secured by short-term time deposits of US$42.7 million of Jianpu HK. These short-term time deposits were accounted for as restricted time deposits (see Note 5).

As of December 31, 2021 and 2022, the Group utilized part of the credit line, and the balance of short-term borrowings was RMB181.9 million and RMB253.5 million, respectively. All of these borrowings were denominated in RMB and repayable within one year.